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                                                                    EXHIBIT 10.1

                                       REVISED FORM FOR NSO UNDER
                                       1994 EMPLOYEE STOCK OPTION PLAN


                                       NONTRANSFERABLE NON-QUALIFIED STOCK
                                       OPTION AGREEMENT dated as of January 20,
                                       1998, between HEARTLAND WIRELESS
                                       COMMUNICATIONS, INC., a Delaware
                                       corporation (the "Company"), and CARROLL
                                       D. MCHENRY (the "Optionee", which term as used herein shall be deemed to include any successor to the Optionee by will or by the laws of descent and distribution, unless the context shall otherwise require).

                  Pursuant to the Company's 1994 Employee Stock Option Plan (the "Plan"), the Company, acting through the Compensation Committee of its Board of Directors (the "Committee"), approved the issuance to the Optionee, effective as of the date set forth above, of a non-qualified option to purchase up to an aggregate of 100,000 shares of Common Stock, $.001 par value, of the Company (the "Common Stock"), at the price of (the "Option Price") [not less than 100% of the fair market value of a share of Common Stock on the date of grant] $1.4375 per share, upon the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the mutual premises and undertakings hereinafter set forth, the parties hereto agree as follows:

                  1. OPTION; OPTION PRICE. On behalf of the Company, the Committee hereby grants to the Optionee the option (the "Option") to purchase, subject to the terms and conditions of this Agreement and the Plan (which are incorporated by reference herein and which in all cases shall control in the event of any conflict with the terms, definitions and provisions of this Agreement), 100,000 shares (the "Option Shares") of Common Stock of the Company at an exercise price per share equal to the Option Price, which Option is not intended to qualify for Federal income tax purposes as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). A copy of the Plan as in effect on the date hereof has been supplied to the Optionee, and the Optionee hereby acknowledges receipt thereof.

                  2. TERM. The term (the "Option Term") of the Option shall commence on the date of this Agreement (the "Grant Date") and shall expire on the seventh anniversary of the Grant Date, unless such Option shall theretofore have been terminated in accordance with the terms hereof or of the Plan.

                  3.       TIME OF EXERCISE.

                           (a)      Unless accelerated in the discretion of the
Committee or as otherwise provided herein, the Option shall be exercisable as to the total number of Option Shares multiplied by the fraction specified in Exhibit A hereto, for the periods specified in Exhibit A hereto; provided, however, that the Option shall in no event be exercisable during the 180-day period (the "Offering Period") immediately following the effective date of the Registration Statement on Form S-1 filed by


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the Company under the Securities Act of 1933, as amended (the "Securities Act"), for an initial public offering of the Common Stock; provided further, however, that the Option shall be exer cisable during the 180-day period after the expiration of the Offering Period if the Option Term expires during the Offering Period. Subject to the provisions of Sections 5 and 8 hereof, shares as to which the Option becomes exercisable pursuant to the foregoing provisions may be purchased at any time thereafter prior to the expiration or termination of the Option.

                           (b)      Anything contained herein to the contrary
notwithstanding, the Option shall become fully exercisable (to the extent it has not already done so) as to the total number of shares of Common Stock subject to the Option upon the Optionee's death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code).

                           (c)      (i)  Anything contained herein to the
contrary notwithstanding, in the event of a Change in Control (as hereinafter defined), the Option shall become fully exercisable (to the extent it has not already done so) as to the total number of shares of Common Stock subject to the Option. For purposes of this Agreement, a Change in Control of the Company shall be deemed to have occurred if (A) there shall be consummated (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or (B) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or (C) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"))(other than Hunt Capital Group, L.L.C., David E. Webb or L. Allen Wheeler), shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 30% or more of the Company's outstanding Common Stock; or (D) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board of Directors shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. Anything contained herein to the contrary notwithstanding, any exercise of the Option permitted pursuant to this Section 3(c) may be made at any time before the seventh anniversary of the Grant Date.

                                    (ii) The parties agree that they intend for
Section 9.b(ii) of the Plan to apply to any Corporate Transaction (as defined in the Plan) with respect to the Option and the exercisability of the Option in the event of a Change of Control or any Corporate Transaction. Accordingly, in the event of a Corporate Transaction or a Change of Control identified in Section 3(c)(i)(A) or (B) above, the Company shall, as a condition to the consummation of such Corporate Transaction or Change of Control, require the surviving or acquiring entity or Person to assume in writing the obligations of the Company under this Agreement (including without limitation the obligations under this Section 3(c)) or substitute for the Option a new option covering the stock of the surviving, successor or purchasing entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number, kind and option price of shares subject to such new option. Nothing


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contained in this provision is intended to limit the ability of Optionee to exercise the Option with respect to all Option Shares that are subject to the Option in the event of a Corporate Transaction or Change of Control.

                  4.       TERMINATION OF OPTION.

                           (a)      Except as set forth in Section 3(c), the
unexercised portion of the Option shall automatically terminate and shall become null and void and be of no further force or effect upon the first to occur of the following:

                                    (i)     the expiration of the Option Term;

                                    (ii) the expiration of three months from the
date that the Optionee ceases to be an employee of the Company or any of its subsidiaries (other than as a result of an Invol untary Termination (as defined in subparagraph (iii) below) or a termination for Cause (as defined in subparagraph (b) below)); provided, however, that if the Optionee shall die during such three-month period, the time of termination of the unexercised portion of the Option shall be determined in accordance with subparagraph (iii) below;

                                    (iii)   the expiration of 12 months from the
date that the Optionee ceases to be an employee of the Company or any of its subsidiaries as a result of the Optionee's death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) (an "Involun tary Termination");

                                    (iv)    immediately if the Optionee ceases
to be an employee of the Company or any of its subsidiaries if such termination is for Cause; and

                                    (v)     except to the extent permitted by
Section 9.b.(ii) of the Plan, the date on which the Option or any part thereof or right or privilege relating thereto is transferred (otherwise than by will or the laws of descent and distribution), assigned, pledged, hypothecated, attached or otherwise disposed of by the Optionee.

                           (b)      "Cause" shall have the same meaning as set
forth in Section 1(b) of that Employee Agreement dated as of March 6, 1998 between Optionee and the Company.

                           (c)      Anything contained herein to the contrary
notwithstanding, the Option shall not be affected by any change of duties or position of the Optionee (including a transfer to or from the Company or one of its subsidiaries), so long as the Optionee continues to be an officer or employee of the Company or one of its subsidiaries.

                  5.       PROCEDURE FOR EXERCISE.

                           (a)      The Option may be exercised, from time to
time, in whole or in part (but for the purchase of whole shares only), by delivery of a written notice (the "Notice") from the Optionee to the Secretary of the Company, which Notice shall:


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                                    (i)     state that the Optionee elects to
exercise the Option;

                                    (ii)    state the number of Option Shares
with respect to which the Option is being exercised (the "Optioned Shares");

                                    (iii)   state the method of payment for the
Optioned Shares pursuant to Section 5(b);

                                    (iv)    state the date upon which the
Optionee desires to consummate the purchase of the Optioned Shares (which date must be prior to the termination of such Option and no later than 30 days from the delivery of such Notice);

                                    (v)     include any representations of the
Optionee required under Section 8(b); and

                                    (vi)    if the Option shall be exercised
pursuant to Section 10 by any person other than the Optionee, include evidence to the satisfaction of the Committee of the right of such person to exercise the Option.

                           (b)      Payment of the Option Price for the Optioned
Shares shall be made (i) in cash or by personal or certified check, (ii) by delivery of stock certificates (in negotiable form) representing shares of Common Stock that have been owned of record by the Optionee for at least six months prior to the date of exercise and that have a Fair Market Value on the date of exercise (determined in the manner set forth in Section 6.b. of the Plan) equal to the aggregate Option Price of the Optioned Shares or (iii) a combination of the methods set forth in the foregoing clauses (i) and (ii).

                           (c)      The Company shall issue a stock certificate
in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of Section 10) for the Optioned Shares as soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such shares.

                  6. NO RIGHTS AS A STOCKHOLDER. The Optionee shall not have any privileges of a stockholder of the Company with respect to any Optioned Shares until the date of issuance of a stock certificate pursuant to Section 5(c).

                  7. ADJUSTMENTS. If, at any time while the Option is outstanding, the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend or recapitalization, or converted into or exchanged for other securities as a result of a merger, consolidation or reor ganization, the Committee shall make adjustments in the number and class of shares of stock subject to the Option, and the Option Price of the Option, subject to the provisions of Sections 9.a. and 9.c. of the Plan (or any similar or successor provisions of the Plan which may be hereafter adopted).


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                  8.       ADDITIONAL PROVISIONS RELATED TO EXERCISE.

                           (a)      The Option shall be exercisable only on such
date or dates and during such period and for such number of shares of Common Stock as are set forth in this Agreement.

                           (b)      To exercise the Option, the Optionee shall
follow the procedures set forth in Section 5 hereof. Upon the exercise of the Option at a time when there is not in effect a registration statement under the Securities Act relating to the shares of Common Stock issuable upon exercise of the Option, the Committee in its discretion may, as a condition to the exercise of the Option, require the Optionee (i) to represent in writing that the shares of Common Stock received upon exercise of the Option are being acquired for investment and not with a view to distribution and (ii) to make such other representations and warranties as are deemed appropriate by counsel to the Company. No shares of Common Stock shall be issued and delivered upon the exercise of the Option unless and until the Company and/or the Optionee shall have complied with all applicable Federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.

                           (c)      Stock certificates representing shares of
Common Stock acquired upon the exercise of the Option that have not been registered under the Securities Act shall, if required by the Committee, bear the following legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT."

                  9. NO EVIDENCE OF EMPLOYMENT OR SERVICE. Nothing contained in the Plan or this Agreement shall confer upon the Optionee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with the right of the Company or its subsidiaries (subject to the terms of any separate agreement to the contrary) to terminate the Optionee's employment or to increase or decrease the Optionee's compensation at any time.

                  10. RESTRICTION ON TRANSFER. The Option may not be transferred, pledged, assigned, hypothecated or otherwise disposed of in any way by the Optionee, except by will or by the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by the Optionee. If the Optionee dies, the Option shall thereafter be exercisable, during the period specified in Section 4(a)(iii), by his executors or administrators to the full extent to which the Option was exercisable by the Optionee at the time of his death. The Option shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.


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                  11.      TAXES. Whenever under the Plan shares of Common Stock
are to be delivered to an Optionee upon exercise of an Option, the Company shall be entitled to require as a condition of delivery that the Optionee remit or, in appropriate cases, agree to remit when due, an amount sufficient to satisfy all current or estimated future Federal, state and local withholding tax and employment tax requirements relating thereto. At the time of a Disqualifying Disposition (as defined in the Plan), the Optionee shall remit to the Company in cash the amount of any applicable Federal, state and local withholding taxes and employment taxes.

                  12. NOTICES. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if (i) personally delivered, (ii) sent by nationally-recognized overnight courier or
(iii) sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                           if to the Optionee, to the address set forth on the signature page hereto; and

                           if to the Company, to:

                                    Heartland Wireless Communications, Inc.
                                    200 Chisholm Place, Suite 200
                                    Plano, Texas 75075
                                    Attention: Secretary

or to such other address as the party to whom notice is to be given may have furnished to each other party in writing in accordance herewith. Any such communication shall be deemed to have been given (i) when delivered, if personally delivered, (ii) on the first Business Day (as hereinafter defined) after dispatch, if sent by nationally-recognized overnight courier and (iii) on the third Business Day following the date on which the piece of mail containing such communication is posted, if sent by mail. As used herein, "Business Day" means a day that is not a Saturday, Sunday or a day on which banking institutions in the city to which the notice or communication is to be sent are not required to be open.

                  13. NO WAIVER. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

                  14. OPTIONEE UNDERTAKING. The Optionee hereby agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Agreement.

                  15. MODIFICATION OF RIGHTS. The rights of the Optionee are subject to modification and termination in certain events as provided in this Agreement and the Plan.

                  16. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts made and to be wholly performed therein.


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                  17.      COUNTERPARTS.  This Agreement may be executed in one
or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                  18. ENTIRE AGREEMENT. This Agreement and the Plan constitute the entire agreement between the parties with respect to the subject matter hereof, and supersede all previously written or oral negotiations, commitments, representations and agreements with respect thereto.

                  IN WITNESS WHEREOF, the parties hereto have executed this Nontransferable Non-Qualified Stock Option Agreement as of the date first written above.


                                       HEARTLAND WIRELESS
                                       COMMUNICATIONS, INC.


                                       By: /s/ John A. Sprague
                                           -------------------------------------
                                           John A. Sprague
                                           Director

                                       OPTIONEE:


                                       /s/ Carroll D. McHenry
                                       -----------------------------------------
                                       Name:    Carroll D. McHenry
                                       Address: 3515 McFarlin
                                                Dallas, TX  75205


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                                    EXHIBIT A


         This Option shall become exercisable as to one-third (1/3) of the aggregate number of Option Shares on each anniversary of the Grant Date on which the Optionee is employed by the Company or any of its subsidiaries.